For the fiscal year ended November 30, 2000.
File number 811-03175
Prudential Sector Funds, Inc.


                        SUB-ITEM 77-O

                          EXHIBITS


     Transactions Effected Pursuant to Rule 10f-3


Ia.  Prudential Sector Funds, Inc. - Prudential
Technology Fund

1.   Name of Issuer
     Proxicom Inc.

2.   Date of Purchase
     10/8/1999

3.   Number of Securities Purchased
     700

4.   Dollar Amount of Purchase
     $36,663

5.   Price Per Unit
     $52.38

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
          Thomas Weisel Partner LLC

7.   Other Members of the Underwriting Syndicate:

     Thomas Weisel Partners LLC
     First Union Capital Markets Corp.
     Friedman Billings Ramsey
     Prudential Securities
     E*OFFERING






Ib.  Prudential Sector Funds, Inc. - Prudential
Technology Fund

1.   Name of Issuer
     Quicklogic Corp

2.   Date of Purchase
     10/15/1999

3.   Number of Securities Purchased
     900

4.   Dollar Amount of Purchase
     $9,000

5.   Price Per Unit
     $10.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     View Financial Group/Robertson Stephens

7.   Other Members of the Underwriting Syndicate:

          Underwriter

     BancBoston Robertson Stephens Inc.
     Bear, Sterns & Co. Inc.
     SoundView Technology Group, Inc.

          International Underwriter

     BancBoston Robertson Stephens International
Limited
     Bear, Sterns International Limited
     SoundView Technology Group, Inc.











Ic.  Prudential Sector Funds, Inc. - Prudential
Technology Fund

1.   Name of Issuer
     Cysive.

2.   Date of Purchase
     10/15/1999

3.   Number of Securities Purchased
     1,000

4.   Dollar Amount of Purchase
     $17,000

5.   Price Per Unit
     $17.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     Thomas Weisel Partners LLC

7.   Other Members of the Underwriting Syndicate:

     Thomas Weisel Partners LLC
     First Union Capital Markets Corp.
     Friedman, Billlings, Ramsey & Co., Inc.


















Id.  Prudential Sector Funds, Inc. - Prudential
Technology Fund

1.   Name of Issuer
     MCK Communications

2.   Date of Purchase
     10/22/1999

3.   Number of Securities Purchased
     300

4.   Dollar Amount of Purchase
     $4,800

5.   Price Per Unit
     $16.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     Robertson Stephens & Co. LLC

7.   Other Members of the Underwriting Syndicate:

     BancBoston Robertson Stephens Inc.
     Dain Rauscher Wessels
     Hambrecht & Quist LLC

     Banc of America Securities LLC
     Bear Steams & Co. Inc.
     CIBC Oppenheimer Corp.
     Deutsche Bank Securities Inc.
     Donaldson, Lufkin & Jenrette Securities
Corporation
     Goldman, Sachs & Co.
     Lehman Brothers
     Merrill Lunch, Pierce, Fenner & Smith
     Morgan Stanley & Co.
     J.   P. Morgan Securities Inc.
     PainWebber Incorporated
     Prudential Securities Incorporated
     Saloman Smith Barney Inc.
     SG Cowen Securities Corporation

     E*trade Securities, Inc.
     Suretrade

Ie.  Prudential Sector Funds, Inc. - Prudential
Technology Fund

1.   Name of Issuer
     Anadigics, Inc.

2.   Date of Purchase
     10/26/1999

3.   Number of Securities Purchased
     20,000

4.   Dollar Amount of Purchase
     $695,000

5.   Price Per Unit
     $34.75

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     Goldman Sachs & Co.

7.   Other Members of the Underwriting Syndicate:


     Goldman, Sachs & Co.
     Prudential Securities Incorporated
     CIBC World Markets
     Needham & Company, Inc.

     Banc of America Securities LLC
     BancBoston Robertson Stephens Inc.
     First Union Securities, Inc.

     Volpe Brown Whelan & Company, LLC
     Adams, Harkness & Hill, Inc.
     Dain Rauscher
     U.S. Bancorp Piper Jaffray Inc.








If.  Prudential Sector Funds, Inc. - Prudential
Technology Fund

1.   Name of Issuer
     CVC Inc.

2.   Date of Purchase
     11/11/1999

3.   Number of Securities Purchased
     9,000

4.   Dollar Amount of Purchase
     $90,000

5.   Price Per Unit
     $10.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     Lehman Brothers

7.   Other Members of the Underwriting Syndicate:

     Lehman Brothers Inc.
     Prudential Securities Incorporated
     SG Cowen Securities Corporation
     Warburg Dillon Read LLC


















Ig.  Prudential Sector Funds, Inc. - Prudential
Technology Fund

1.   Name of Issuer
     Somera Communications Inc.

2.   Date of Purchase
     11/11/1999

3.   Number of Securities Purchased
     1,600

4.   Dollar Amount of Purchase
     $19,200

5.   Price Per Unit
     $12.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     Lehman Brothers

7.   Other Members of the Underwriting Syndicate:

     Lehman Brothers
     Dain Rauscher Wessels
     Thomas Weisel Partners LLC



















Ih.  Prudential Sector Funds, Inc. - Prudential
Technology Fund

1.   Name of Issuer
     Sage Inc.

2.   Date of Purchase
     11/11/1999

3.   Number of Securities Purchased
     200

4.   Dollar Amount of Purchase
     $2,400

5.   Price Per Unit
     $12.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     Robertson Stephens

7.   Other Members of the Underwriting Syndicate:

     Robertson Stephens
     Prudential Securities
     Needham & Company, Inc.



















Ii.  Prudential Sector Funds, Inc. - Prudential
Technology Fund

1.   Name of Issuer
     Metron Technology

2.   Date of Purchase
     11/18/1999

3.   Number of Securities Purchased
     1,100

4.   Dollar Amount of Purchase
     $14,300

5.   Price Per Unit
     $13.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     Banc of America Securities LLC

Other Members of the Underwriting Syndicate

     Lehman Brothers

     S.G. Cowen Securities
     U.S. BancCorp Piper Jaffray

     Fidelity Capital Markets
     Allen & Company Incorporated
     Banc of America Sec. LLC
     BancBoston Robertson Stephens, Inc.
     Donaldson, Lufkin & Jenrette Securities
Corporation
     Hambrecht & Quist LLC
     Merrill Lynch & Co.

     First Analysis Securities
     Pacific Crest Securities
     Volpe Brown Whelan & Company, LLC






Ij.  Prudential Sector Funds, Inc. - Prudential
Technology Fund

1.   Name of Issuer
     Exactis.com, Inc.

2.   Date of Purchase
     11/19/1999

3.   Number of Securities Purchased
     500

4.   Dollar Amount of Purchase
     $7,000

5.   Price Per Unit
     $14.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     Thomas Weisel Partners LLC

Other Members of the Underwriting Syndicate

     Thomas Weisel Partners LLC
     Dain Rauscher Wessels
     Wit Capital Corporation

     Major Syndicate Bracket

     Bear Stearns
     Donaldson, Lufkin Jenrette
     First Union
     Hambrecht & Quist
     ING Furman Selz
     Prudential
     Unterberg Towbin









Ik.  Prudential Sector Funds, Inc. - Prudential
Technology Fund

1.   Name of Issuer
     LifeMinders.com

2.   Date of Purchase
     11/19/1999

3.   Number of Securities Purchased
     800

4.   Dollar Amount of Purchase
     $11,200

5.   Price Per Unit
     $14.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     Hambrecht & Quist

Other Members of the Underwriting Syndicate

     Hambrecht & Quist
     Thomas Weisel Partners LLC
     PaineWebber Incorporated
     Wit Capital Corporation



















Il.  Prudential Sector Funds, Inc. - Prudential
Technology Fund

1.   Name of Issuer
     TechCorp PCS, Inc.

2.   Date of Purchase
     11/22/1999

3.   Number of Securities Purchased
     800

4.   Dollar Amount of Purchase
     $16,000

5.   Price Per Unit
     $20.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     Salomon Smith Barney

Other Members of the Underwriting Syndicate

     Salomon Smith Barney
     Lehman Brothers
     Deutsche Banc Alex. Brown
     Merrill Lynch & Co.

















Im.  Prudential Sector Funds, Inc. - Prudential
Technology Fund

1.   Name of Issuer
     Classic Communications

2.   Date of Purchase
     12/7/1999

3.   Number of Securities Purchased
     5,800

4.   Dollar Amount of Purchase
     $145,000

5.   Price Per Unit
     $25.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     Goldman Sachs & Co.

Other Members of the Underwriting Syndicate

     Goldman Sachs & Co.
     Merrill Lynch & Co.
     Donaldson, Lufkin & Jenrette



















In.  Prudential Sector Funds, Inc. - Prudential
Technology Fund

1.   Name of Issuer
     Preview Systems

2.   Date of Purchase
     12/8/1999

3.   Number of Securities Purchased
     400

4.   Dollar Amount of Purchase
     $8,400

5.   Price Per Unit
     $21.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     Robertson Stephens

Other Members of the Underwriting Syndicate

     Robertson Stephens
     Dain Rauscher Wessels
     SoundView Technology Group
     E*OFFERING


















Io.  Prudential Sector Funds, Inc. - Prudential
Technology Fund

1.   Name of Issuer
     Agency.com

2.   Date of Purchase
     12/8/1999

3.   Number of Securities Purchased
     400

4.   Dollar Amount of Purchase
     $10,400

5.   Price Per Unit
     $26.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     Goldman Sachs & Co.

Other Members of the Underwriting Syndicate

     Goldman Sachs & Co.
     Salomon Smith Barney
     Hambrecht & Quist



















Ip.  Prudential Sector Funds, Inc. - Prudential
Technology Fund

1.   Name of Issuer
     NextCard

2.   Date of Purchase
     12/9/1999

3.   Number of Securities Purchased
     2,900

4.   Dollar Amount of Purchase
     $104,219

5.   Price Per Unit
     $35.94

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     Donaldson, Lufkin & Jenrette

Other Members of the Underwriting Syndicate

     Donaldson, Lufkin & Jenrette
     Goldman, Sachs & Co.
     Thomas Weisel Partners LLC
     Prudential Securities
     U.S. Bancorp Piper Jaffray
     DLJdirect Inc.
















Iq.  Prudential Sector Funds, Inc. - Prudential
Technology Fund

1.   Name of Issuer
     eCollege.com

2.   Date of Purchase
     12/14/1999

3.   Number of Securities Purchased
     400

4.   Dollar Amount of Purchase
     $4,400

5.   Price Per Unit
     $11.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     Banc of America Securities LLC

Other Members of the Underwriting Syndicate

     Banc of America Securities LLC
     William Blair & Company
     Volpe Brown Whelan & Company



















Ir.  Prudential Sector Funds, Inc. - Prudential
Technology Fund

1.   Name of Issuer
     GRIC Communications, Inc.

2.   Date of Purchase
     12/15/1999

3.   Number of Securities Purchased
     8,300

4.   Dollar Amount of Purchase
     $116.200

5.   Price Per Unit
     $14.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     CIBC World Markets

Other Members of the Underwriting Syndicate

     CIBC World Markets
     U.S. Bancorp Piper Jaffray
     Volpe Brown Whelan & Company



















Is.  Prudential Sector Funds, Inc. - Prudential
Technology Fund

1.   Name of Issuer
     Infonet

2.   Date of Purchase
     12/15/1999

3.   Number of Securities Purchased
     1,900

4.   Dollar Amount of Purchase
     $39.900

5.   Price Per Unit
     $21.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     Merrill Lynch, SG Warburg, ABN Amro

Other Members of the Underwriting Syndicate

     Merrill Lynch, Peirce, Fenner & Smith
     Warburg Dillon Read LLC
     ABN AMRO Incorporated
     Goldman, Sachs & Co.
     Lehman Brothers Inc.
     Salomon Smith Barney Inc.
















It.  Prudential Sector Funds, Inc. - Prudential
Technology Fund

1.   Name of Issuer
     Maxygen

2.   Date of Purchase
     12/15/1999

3.   Number of Securities Purchased
     600

4.   Dollar Amount of Purchase
     $9,600

5.   Price Per Unit
     $16.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     Goldman Sachs & Co.

Other Members of the Underwriting Syndicate

     Goldman Sachs & Co.
     Robertson Stephens
     Invemed Assoicates LLC

     Hambrecht & Quist LLC
     Edward D. Jones & Co., L.P.
     Merrill Lynch
     Salomon Smith Barney Inc.
     Warburg Dillon Read LLC

     Dain Rauscher Incorporated
     First Security Van Kasper
     Pacific Growth Equities, Inc.
     Punk, Ziegel & Company, L.P.
     Vector Securities International, Inc.
     Wit Capital Corporation





IIa  Prudential Sector Funds, Inc. - Prudential
Technology Fund

1.   Name of Issuer
     Integrated Info Systems

2.   Date of Purchase
     3/17/2000

3.   Number of Securities Purchased
     200

4.   Dollar Amount of Purchase
     $3,000

5.   Price Per Unit
     $15.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     Robertson Stephens

Other Members of the Underwriting Syndicate

     Robertson Stephens
     U.S. Bancorp Piper Jaffray
     Robert W. Baird & Co.
     Legg Mason Wood Walker

     Credit Suisse First Boston Corporation
     FleetBoston Robertson Stephens Inc.
     E*OFFERING














IIb.      Prudential Sector Funds, Inc. -
Prudential Technology Fund

1.   Name of Issuer
     ImproveNet

2.   Date of Purchase
     3/15/2000

3.   Number of Securities Purchased
     600

4.   Dollar Amount of Purchase
     $9,600

5.   Price Per Unit
     $16.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     Credit Suisse First Boston

Other Members of the Underwriting Syndicate

     Credit Suisse First Boston
     Robertson Stephens
     E*OFFERING

     William Blair & Company, LLC
     J.C. Brandford & Co.
     Chase H&Q
     Deutsche Bank Securities Inc.
     First Union Securities, Inc.
     Invemed Associates LLC
     Prudential Securities
     Salomon Smith Barney Inc.
     SG Cowen Securities Corporation
     Wit Soundview








IIc.      Prudential Sector Funds, Inc. -
Prudential Technology Fund

1.   Name of Issuer
     Radvision Ltd.

2.   Date of Purchase
     3/13/2000

3.   Number of Securities Purchased
     1,600

4.   Dollar Amount of Purchase
     $32,000

5.   Price Per Unit
     $20.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     Lehman Brothers

Other Members of the Underwriting Syndicate

     Lehman Brothers
     Salomon Smith Barney
     U.S. Bancorp Piper Jaffray
     Fidelity Capital Markets

     Chase H&O
     CIBC World Markets Corp.
     Fleetboston Robertson Stephens Inc.
     Prudential Securities Incorporated
     Warburg Dillon Read LLC
     C.E. Unterberg, Towbin
     Thomas Weisel Partners

     Dain Rauscher
     Doft & Co., Inc.
     Gruntal & Co.
     Pacific Growth Equities, Inc.
     Raymond James & Associates Inc.

     Merrill Weber Co., Inc.
     Financial West Group, Inc.
     Chatsworth Securities LLC
IId.      Prudential Sector Funds, Inc. -
Prudential Technology Fund

1.   Name of Issuer
     Digitas

2.   Date of Purchase
     3/13/2000

3.   Number of Securities Purchased
     1,200

4.   Dollar Amount of Purchase
     $28,800

5.   Price Per Unit
     $24.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     Morgan Stanley

Other Members of the Underwriting Syndicate

     Morgan Stanley Dean Witter
     Deutsche Banc Alex. Brown
     Salomon Smith Barney
     Banc of America Securities LLC
     Bear, Stearns & Co. Inc.

















IIe.      Prudential Sector Funds, Inc. -
Prudential Technology Fund

1.   Name of Issuer
     Iprint. com

2.   Date of Purchase
     3/7/2000

3.   Number of Securities Purchased
     400

4.   Dollar Amount of Purchase
     $4,000

5.   Price Per Unit
     $10.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     Credit Suisse First Boston

Other Members of the Underwriting Syndicate

     Credit Suisse First Boston
     Robertson Stephens
     U.S. Bancorp Piper Jaffray
     WR Hambrecht & Co.

     Banc of America Securities LLC
     Dain Rauscher Wessels
     First Union Securities, Inc.
     Invemed Associates LLC
     Jefferies & Company
     Prudential Securities
     Sands Brothers & Co., Ltd.
     Thomas Weisel Partners LLC
     Wit Soundview








IIf.      Prudential Sector Funds, Inc. -
Prudential Technology Fund

1.   Name of Issuer
     Brooks Automation

2.   Date of Purchase
     3/7/2000

3.   Number of Securities Purchased
     10,000

4.   Dollar Amount of Purchase
     $760,000

5.   Price Per Unit
     $76.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     Credit Suisse First Boston

Other Members of the Underwriting Syndicate

     Credit Suisse First Boston
     SG Cowen
     Needham & Company, Inc.
     Adams, Harkness & Hill, Inc.
     Wit SoundView

     Advest.Inc.
     Banc of America Securities LLC
     E*OFFERING
     FleetBoston Robertson Stephens Inc.
     Invemed Associates LLC
     Lehman Brothers LLC
     Prudential Securities
     Warburg Dillon Read LLC
     Thomas Weisel Partners LLC







IIg.      Prudential Sector Funds, Inc. -
Prudential Technology Fund

1.   Name of Issuer
     Mederax

2.   Date of Purchase
     3/2/2000

3.   Number of Securities Purchased
     2,400

4.   Dollar Amount of Purchase
     $412,800

5.   Price Per Unit
     $172.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     Morgan Stanley

Other Members of the Underwriting Syndicate

     Morgan Stanley Dean Witter
     Chase H&Q
     Dain Rauscher Wessels
     Hambrecht & Quist LLC
     Warburt Dillon Read LLC

















IIh.      Prudential Sector Funds, Inc. -
Prudential Technology Fund

1.   Name of Issuer
     Matrix One

2.   Date of Purchase
     2/29/2000

3.   Number of Securities Purchased
     1,100

4.   Dollar Amount of Purchase
     $27,500

5.   Price Per Unit
     $25.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     Goldman Sachs

Other Members of the Underwriting Syndicate

     Goldman Sachs
     Dain Rauscher Wessels
     U.S. Bancorp Piper Jarray
     Wit SoundView

     Prudential Securities
     Adams, Harkness & Hill, Inc.
     Advest, Inc.
     Gruntal & Co., LLC
     Neuberger & Berman LLC












IIi.      Prudential Sector Funds, Inc. -
Prudential Technology Fund

1.   Name of Issuer
     Hotel Reservation

2.   Date of Purchase
     2/25/2000

3.   Number of Securities Purchased
     2,400

4.   Dollar Amount of Purchase
     $38,400

5.   Price Per Unit
     $16.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     DLJ

Other Members of the Underwriting Syndicate

     Donaldson, Lufkin & Jenrette
     Allen & Company Incorporated
     Bear, Stearns & Co. Inc.
     Thomas Weisel Partners LLC
     DLJdirect Inc.

















IIj.      Prudential Sector Funds, Inc. -
Prudential Technology Fund

1.   Name of Issuer
     Maxim Pharmaceuticals

2.   Date of Purchase
     2/23/2000

3.   Number of Securities Purchased
     600

4.   Dollar Amount of Purchase
     $33,000

5.   Price Per Unit
     $55.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     JP Morgan

Other Members of the Underwriting Syndicate

     J.P. Morgan & Co.
     Prudential Securities Incorporated
     Aragon Securities AB



















IIk.      Prudential Sector Funds, Inc. -
Prudential Technology Fund

1.   Name of Issuer
     Landacorp

2.   Date of Purchase
     2/9/2000

3.   Number of Securities Purchased
     1,300

4.   Dollar Amount of Purchase
     $13,000

5.   Price Per Unit
     $10.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     Hambrecht & Quist

Other Members of the Underwriting Syndicate

     Hambrecht & Quist LLC
     Prudential Securities Incorporated
     SG Cowen Securities Corporation

     Banc of America Sec. LLC
     CIBC World Markets Corp.
     Deutsche Barc Alex. Brown
     Donaldson, Lufkin & Jenrette Securities
     A.G. Edwards & Sons, Inc.
     First Union Securities Inc.
     J.C. Bradford & Co.
     Dain Rauscher Wessels
     E*Offerring Corp.
     First Southwest Company
     First Security Van Kasper
     Needham & Co., Inc.
     The Robinson-Humphrey Company, LLC
     Stephens Inc.




IIl.      Prudential Sector Funds, Inc. -
Prudential Technology Fund

1.   Name of Issuer
     Network Solutions

2.   Date of Purchase
     2/7/2000

3.   Number of Securities Purchased
     2,800

4.   Dollar Amount of Purchase
     $691,600

5.   Price Per Unit
     $247.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     JP Morgan

Other Members of the Underwriting Syndicate

     J.P. Morgan Securities Inc.
     Morgan Stanley Dean Witter
     Hambrecht & Quist
     PaineWebber Incorporated
     Robertson Stephens
     Prudential Securities
     FleetBoston Robertson Stephens Inc.















IIm.      Prudential Sector Funds, Inc. -
Prudential Technology Fund

1.   Name of Issuer
     Eprise

2.   Date of Purchase
     3/24/2000

3.   Number of Securities Purchased
     400

4.   Dollar Amount of Purchase
     $6,000

5.   Price Per Unit
     $15.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     Deutsche Bank

Other Members of the Underwriting Syndicate

     Deutsche Bank Securities Inc.
     Dain Rauscher Incorporated
     SoundView Technology Group, Inc.



















IIn.      Prudential Sector Funds, Inc. -
Prudential Technology Fund

1.   Name of Issuer
     Insilicon

2.   Date of Purchase
     3/22/2000

3.   Number of Securities Purchased
     200

4.   Dollar Amount of Purchase
     $2,400

5.   Price Per Unit
     $12.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     Robertson Stephens

Other Members of the Underwriting Syndicate

     U.S. Underwriters

     FleetBoston Robertson Stephens Inc.
     Prudential Securities Incorporated
     Needham & Company, Inc.

     International Underwriters

     FleetBoston Robertson Stephens International
Limited
     Prudential Securities Incorporated
     Needham & Company, Inc.











IIo.      Prudential Sector Funds, Inc. -
Prudential Technology Fund

1.   Name of Issuer
     Breezecom

2.   Date of Purchase
     3/23/2000

3.   Number of Securities Purchased
     4,800

4.   Dollar Amount of Purchase
     $96,000

5.   Price Per Unit
     $20.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     CIBC World Markets

Other Members of the Underwriting Syndicate

     CIBC World Markets
     Dain Rauscher Wessels
     U.S. Bancorp Piper Jaffray

     First Union Securities, Inc.
     PaineWebber Incorporated
     Prudential Securities Incorporated
     SG Cowen Securities Corporation
     Warburg Dillon Read LLC

     Crowell, Weedon & Co.
     Josephthal & Co., Inc.
     Needham & Company, Inc.
     Tucker Anthony Incorporated
     C.E. Unterberg Towbin







IIp.      Prudential Sector Funds, Inc. -
Prudential Technology Fund
(Q3)

1.   Name of Issuer
     Nuance Communication

2.   Date of Purchase
     4/12/2000

3.   Number of Securities Purchased
     400

4.   Dollar Amount of Purchase
     $6,800

5.   Price Per Unit
     $17.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
          Goldman Sachs

Other Members of the Underwriting Syndicate

     Goldman Sachs & Co.
     Thomas Weisel Partners LLC
     Dain Rauscher Wessels
     Wit SoundView

     First Union Securities, Inc.
     Edward Jones
     Merrill Lynch
     Prudential Securities
     Robert W. Baird & Co.
     William Blair & Company
     Fidelity Capital Markets
     McDonald Investments Inc.
     Sands Brothers & Co.
     Stephens Inc.
     Sturdivant & Co.
     SunTrust Equitable Securities





IIq.      Prudential Sector Funds, Inc. -
Prudential Technology Fund
(Q3)

1.   Name of Issuer
     US Unwired

2.   Date of Purchase
     5/18/2000

3.   Number of Securities Purchased
     17,500

4.   Dollar Amount of Purchase
     $192,500

5.   Price Per Unit
     $11.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
          DLJ

Other Members of the Underwriting Syndicate

     Donaldson, Lufkin & Jenrette
     Credit Suisse First Boston
     First Union Securities, Inc.
     DLJdirect Inc.


















IIr.      Prudential Sector Funds, Inc. -
Prudential Technology Fund
(Q3)

1.   Name of Issuer
     Manufacturers Services, Ltd.

2.   Date of Purchase
     6/23/2000

3.   Number of Securities Purchased
     17,500

4.   Dollar Amount of Purchase
     $80,000

5.   Price Per Unit
     $16.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
          DLJ

Other Members of the Underwriting Syndicate

     Donaldson, Lufkin & Jenrette
     Banc of America Securities LLC
     Robertson Stephens
     Thomas Weisel Partners LLC
     DLJdirect Inc.

















IIs.      Prudential Sector Funds, Inc. -
Prudential Technology Fund
(Q3)

1.   Name of Issuer
     AT&T Wireless Group

2.   Date of Purchase
     4/26/2000

3.   Number of Securities Purchased
     4,000

4.   Dollar Amount of Purchase
     $118,000

5.   Price Per Unit
     $29.50

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
          Goldman Sachs

Other Members of the Underwriting Syndicate

     Goldman, Sachs & Co.
     Merrill Lynch
     Salomon Smith Barney Inc.
     Credit Suisse First Boston Corporation
     Lehman Brothers Inc.
     Morgan Stanley & Co.
     Banc of America Securities
     M.R. Beal & Company
     Bear, Stearns & Co. Inc.
     Chase Securities Inc.
     Deutsche Bank Securities Inc.
     Donaldson, Lufkin & Jenrette Securities
     J.P. Morgan Securities
     PaineWebber Incorporated
     Prudential Securities
     Sanford C. Berstein Incorporated
     Thomas Weisel Partners LLC

     Allen & Company
     Blaylock & Partners, L.P.
     CIBC World Markets Corp.
     A.G. Edwards & Sons, Inc.
     First Union Securities, Inc.
     FleetBoston Robertson Stephens
     Guzman & Company
     Fidelity Investments
     Edward D. Jones & Co.
     Lazard Freres & Co. LLC
     BMO Nesbitt Burns Inc.
     RBC Dominion Securities Corporation
     SG Cowen Securities Coporation
     Muriel Siebert & Co.
     Utendahl Capital Partners, L.P.
     Wasserstein Perella Securities, LLC
     Wit Capital Corporation

     Advest, Inc.
     Robert W. Baird & Co.
     William Blair & Company, LLC
     J.C. Bradford & Co.
     Chatsworth Securities LLC
     Dain Rauscher Wessels
     Fahnestock & Co. Inc.
     Friedman Billings Ramsey
     Gerard Klauer Mattison & Co.
     Hillard Lyons Inc.
     Janney Montgomery Scott LLC
     C.L. King & Associates, Inc.
     Legg Mason Wood Walker
     McDonald Investments Inc.
     Morgan Keegan & Company, Inc.
     Needham & Company, Inc.
     Neuberger & Berman LLC
     Ormes Capital Markets, Inc.
     Pryor, Counts & Co., Inc.
     Ragen Mackenzie Incorporated
     Ramirez & Co., Inc.
     Raymond James & Associates, Inc.
     The Robinson-Humphrey Company, LLC
     Scott & Stringfellow, Inc.
     Stephens Inc.
     Stifel, Nicolaus & Company
     Suntrust Equitable Securities
     Sutro & Co.
     Tucker Anthony Cleary Gull
     U.S. Bancorp Piper Jaffray Inc.
     C.E. Unterberg Towbin
     Wachovia Securities, Inc.
     The Williams Capital Group, L.P.

     Adams, Harkness & Hill, Inc.
     Arnhold and S. Bleichroeder, Inc.
     George K. Baum & Company
     Brean Murray & Co., Inc.
     Burnham Securities
     The Chapman company
     Crowell, Weedon & Co.
     Davenport & Company LLC
     D.A. Davidson & Co.
     Doft & Co., Inc.
     Doley Securities, Inc.
     E*OFFERING
     Fac/Equities
     Gabelli & Company, Inc.

     Gardner Rich & Co.
     Goldis Financial Group, Inc.
     Gruntal & Co., LLC
     Jackson Securities
     Janco Partners, Inc.
     Jefferies & Company, Inc.
     Josephthal & Co. Inc.
     Kaufman Bros., L.P.
     Loop Captial Markets
     May, Davis Group Inc.
     Mellon Financial Market, Inc.
     Melvin Securities, LLC
     Parker/Hunter Incorporated
     Brad Peery Inc.
     Pennsylvania Merchant Group
     Redwood Securities Group, Inc.
     SBK-Brooks Investments Corp.
     Sanders Morris Harris
     Sands Brothers & Co., Ltd.
     The Seidler Companies Incorporated
     Sturdivant & Co., Inc.
     H.C. Wainwright & Co., Inc.
     Wedbush Morgan Securities, Inc.




IIt.      Prudential Sector Funds, Inc. -
Prudential Technology Fund
(Q3)

1.   Name of Issuer
     Software Technologies

2.   Date of Purchase
     4/27/2000

3.   Number of Securities Purchased
     600

4.   Dollar Amount of Purchase
     $7,200

5.   Price Per Unit
     $12.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
          Morgan Stanley

Other Members of the Underwriting Syndicate

     Morgan Stanley & Co. Incorporated
     Merrill Lynch
     Donaldson, Lufkin & Jenrette Securities



















IIu.      Prudential Sector Funds, Inc. -
Prudential Technology Fund
(Q4)

1.   Name of Issuer
     Omnivision Technologies, Inc.

2.   Date of Purchase
     7/14/2000

3.   Number of Securities Purchased
     400

4.   Dollar Amount of Purchase
     $5,200

5.   Price Per Unit
     $13.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
          Robert Stephens & Co.

Other Members of the Underwriting Syndicate

     FleetBoston Robertson Stephens Inc.
     Prudential Securities
     Needham & Company, Inc.



















IIv.      Prudential Sector Funds, Inc. -
Prudential Technology Fund
(Q4)

1.   Name of Issuer
     Wilson Greatbatch Techlologies

2.   Date of Purchase
     9/29/2000

3.   Number of Securities Purchased
     20,400

4.   Dollar Amount of Purchase
     $326,400

5.   Price Per Unit
     $16.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
          Merrill Lynch

7.   Other Members of the Underwriting Syndicate

     Donaldson, Lufkin & Jenrette Securities
     Merrill Lynch
     Banc of America Securities LLC
     U.S. Bancorp Piper Jaffray Inc.
     DLJdirect Inc.
     Bear, Stearns & Co. Inc.
     CIBC World Markets Corp.
     Chase Securities Inc.
     Credit Suisse First Boston Corporation
     Deutsche Bank Securities Inc.
     A.G. Edwards & Sons, Inc.
     First Union Securities, Inc.
     Goldman, Sachs & Co.
     HSBC Securities (USA) Inc.
     Morgan Stanley & Co. Incorporated
     PaineWebber Incorporated
     Prudential Securities
     Salomon Smith Barney Inc.
     Thomas Weisel Partners LLC
     Robert W. Baird & Co.
     George K. Baum & Company
     Burnham Securities
     Crowell, Weedon & Co.
     Fahnestock & Co.
     Gerard Klauer Mattison & Co.
     Gruntal & Co.
     Janney Montgomery Scott LLC
     Johnston, Lemon & Co. Incorporated
     C.L. King & Associates, Inc.
     Ladenburg Thalmann & Co. Inc.
     McDonald Investments Inc.
     Needham & Company, Inc.
     Parker/Hunter Incorporated
     Pennsylvania Merchant Group
     Ragen MacKenzie Incorporated
     Raymond James & Associates, Inc.
     The Robinson-Humphrey Company, LLC
     Sanders Morris Harris
     Sands Brothers & Co., Ltd.
     Stephens Inc.
     Sutro & Co. Incorporated
     Tucker Anthony Incorporated
     C.E. Unterberg, Towbin
     Wachovia Securities, Inc.
     The Williams Capital Group, L.P.






















IIw.      Prudential Sector Funds, Inc. -
Prudential Technology Fund
(Q4)

1.   Name of Issuer
     Lattice Semiconductor

2.   Date of Purchase
     7/31/2000

3.   Number of Securities Purchased
     12.00

4.   Dollar Amount of Purchase
     $669,475

5.   Price Per Unit
     $54.88

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
          MS Dean Witter

7.   Other Members of the Underwriting Syndicate

     Goldman, Sachs & Co.
     Morgan Stanley & Co. Incorporated
     Prudential Securities



















IIx.      Prudential Sector Funds, Inc. -
Prudential Technology Fund
(Q4)

1.   Name of Issuer
     The Goldman Sachs Group, Inc.

2.   Date of Purchase
     8/1/2000

3.   Number of Securities Purchased
     61,600

4.   Dollar Amount of Purchase
     $6,144,600

5.   Price Per Unit
     $99.75

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
          Goldman Sachs

7.   Other Members of the Underwriting Syndicate

     Goldman, Sachs & Co.
     Banc of America Securities LLC
     Bear, Stearns & Co. Inc.
     Chase Securities Inc.
     Credit Suisse First Boston Corporation
     Deutsche Bank Securities Inc.
     Donaldson, Lufkin & Jenrette Securities
     A.G. Edwards & Sons, Inc.
     FleetBoston Robertson Stephens Inc.
     Edward D. Jones & Co.
     Lehman Brothers Inc.
     Merrill Lynch
     J.P. Morgan Securities
     Morgan Stanley & Co. Incorporated
     PaineWebber Incorporated
     Prudential Securities
     Salomon Smith Barney Inc.
     Sanford C. Bernstein & Co.
     William Blair & Company, LLC
     Blaylock & Partners, L.P.
     CIBC World Markets Corp.
     First Union National Bank
     Guzman & Company
     Lazard Freres & Co. LLC
     BMO Nesbitt Burns Corp.
     RBC Dominion Securities Corporation
     Scotia Capital (USA) Inc.
     Muriel Siebert & Co., Inc.
     Wit SoundView Corporation
     TD Securities (USA) Inc.
     Utendahl Capital Partners, L.P.
     Wasserstein Perella Securities, Inc.
     Thomas Weisel Partners LLC
     The William Capital Group, L.P.
     Advest, Inc.

     Robert W. Baird & Co. Incorporated
     M.R. Beal & Company
     Chatsworth Securities
     Dain Rauscher Incorporated
     Doley Securities, Inc.
     Epoch Securities, Inc.
     Gruntal & Co., LLC
     Keefe, Bruyette & Woods, Inc.
     Legg Mason Wood Walker
     Loop Capital Markets, LLC
     McDonald Investments Inc.
     Neuberger Berman, LLC
     Ormes Capital Markets, Inc.
     Putman, Lovell, de Guardiola & Thornton, Inc.
     Ramirez & Co., Inc.
     Raymond James & Associates, Inc.
     Scott & Stringfellow, Inc.
     Stephens Inc.
     Stifel, Nicolaus & Company
     Sutro & Co. Incorporated
     Tucker Anthony Incorporated
     Wachovia Securities, Inc.
     Adams, Harkness & Hill, Inc.
     Apex Pryor Securities, Inc.
     Arhold and S. Bleichroeder, Inc.
     George K. Baum & Company
     The Buckingham Research Group Incorporated
     Burham Securities Inc.
     The Chapman Company
     Conning & Company
     Crowell, Weedon & Co.
     D.A. Davidson & Co.
     Doft & Co., Inc.
     FAC/Equities
     Fahnestock & Co.
     Ferris, Baker Watts
     Fifth Third Securities, Inc.
     First Security Van Kasper
     First Southwest Company
     Fox-Pitt, Kelton Inc.
     Friedman, Billings, Ramsey & Co., Inc.
     Gerard Klauer Mattison & Co., Inc.
     HCFP/Brenner Securities LLC
     J.J.B. Hilliard, W.L. Lyons, Inc.
     Hoak Breedlove Wesneski & Co.
     William R. Hough & Co.

     Howard Weil
     Jackson Securities Incorporated
     Janney Montgomery Scott LLC
     Johnston, Lemon & Co. Incorporated
     C.L. King & Associates, Inc.
     Kirkpatrick, Pettis, Smith, Polian Inc.
     Ladenburg, Thalmann & Co. Inc.
     Laidlaw Global Securities, Inc.
     Lam Securities Investments, Inc.
     May Davis Group Inc.
     Melvin Securities, LLC
     Mesirow Financial, Inc.
     Morgan Keegan & Company, Inc.
     Needham & Company, Inc.
     Parker/Hunter Incorporated
     Pennsylvania Merchant Group
     Petrie Parkman & Co., Inc.
     Pryor, Counts & Co., Inc.
     Ragen MacKenzie Incorporated
     The Robinson-Humphrey Company, LLC
     Sanders Morris Harris Inc.
     Sandler O'Neill & Partners, L.P.
     Sands Brothers & Co. Ltd.
     SBK Brooks Investment Corp.
     Seasongood & Mayer
     The Seidler companies Incorporated
     Simmons & Company International
     South Beach Capital Markets Incorporated
     Southwest Securities, Inc.
     Sterne, Agee & Leach, Inc.
     Sturdivant & Co., Inc.
     SunTrust Equitable Securities Corporation
     Sutter Securities Incorporated
     SWM Securities, Inc.
     C.E. Unterberg, Towbin
     Walton Johnson & Company
     Wedbush Morgan Securities Inc.





































IIIa.     Prudential Sector Funds, Inc. -
Prudential Health Sciences Fund

1.   Name of Issuer
     Maxygen Inc.

2.   Date of Purchase
     12/15/1999

3.   Number of Securities Purchased
     60,000

4.   Dollar Amount of Purchase
     $960,000

5.   Price Per Unit
     $16.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     Goldman, Sachs & Co.

Other Members of the Underwriting Syndicate

     Goldman, Sachs & Co.
     Bancboston Robertson Stephens Inc.
     Invemed Associates LLC
     Dain Rauscher Incorporated
     First Security Van Kasper
     Hambrecht & Quist LLC
     Edward D. Jones & Co., L.P.
     Merrill Lynch, Pierce Fenner & Smith
Incorporated
     Pacific Growth Equities, Inc.
     Prudential Securities
     Punk, Ziegel & Company, L.P.
     Salomon Smith Barney Inc.
     Warburg Dillon Read LLC
     Wit Capital Corporation








IIIb.     Prudential Sector Funds, Inc. -
Prudential Health Sciences Fund

1.   Name of Issuer
     Genentech Inc.

2.   Date of Purchase
     10/20/1999

3.   Number of Securities Purchased
     3,900

4.   Dollar Amount of Purchase
     $559,650

5.   Price Per Unit
     $143.50

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     J.P. Morgan & Co.

Other Members of the Underwriting Syndicate

     J.P. Morgan Securities Inc.
     Goldman, Sachs & Co.
     Merrill Lynch, Pierce, Fenner & Smith
     Warburg Dillon Read LLC
     BancBoston Robertson Stephens Inc.
     Adams, Harkness & Hill, Inc.
     Bank Am Bellevue
     Bear, Stearns & Co. Inc.
     CIBC World Markets Corp.
     Credit Suisse First Boston Corporation
     Gerald Klauer Mattison & Co., Inc.
     Hambrecht & Quist LLC
     ING Barings LLC
     Lehman Brothers Inc.
     Morgan Stanley & Co.
     Prudential Securities Incorporated
     Salomon Smith Barney Inc.
     SG Cowen Securities Corporation
     U.S. Bancorp Piper Jaffray Inc.



IIIc.     Prudential Sector Funds, Inc. -
Prudential Health Sciences Fund

1.   Name of Issuer
     Healthextras Inc.

2.   Date of Purchase
     12/14/1999

3.   Number of Securities Purchased
     10,000

4.   Dollar Amount of Purchase
     $110,000

5.   Price Per Unit
     $11.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     Warburg Dillion Read LLC

Other Members of the Underwriting Syndicate

     Warburg Dillion Read LLC
     PaineWebber Incorporated
     Prudential Securities Incorporated
     SG Cowen Securities Corporation
     Banc of America Securities LLC
     Deutsche Bank Securities Inc.
     Lehman Brothers Inc.
     Scott & Stringfellow, Inc.














IVa.      Prudential Sector Funds, Inc. -
Prudential Health Sciences Fund

1.   Name of Issuer
     Intermune Pharmaceuticals Inc.

2.   Date of Purchase
     3/24/2000

3.   Number of Securities Purchased
     54,500

4.   Dollar Amount of Purchase
     $1,090,000

5.   Price Per Unit
     $20.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     Warburg Dillion Read LLC

Other Members of the Underwriting Syndicate

     Warburg Dillion Read LLC
     Chase Securities Inc.
     Prudential Securities Incorporated
     Bear, Stearns & Co. Inc.
     CIBC Oppenheimer Corp.
     FleetBoston Robertson Stephens Inc.
     Lehman Brothers Inc.
     SG Cowen Securities Corporation
     Pacific Growth Equities, Inc.
     Adams, Harkness & Hill, Inc.
     Legg Mason Wood Walker, Incorporated
     U.S. Bancorp Piper Jaffray Inc.
     Suntrust Equitable Securities Corporation









IVb.      Prudential Sector Funds, Inc. -
Prudential Health Sciences Fund

1.   Name of Issuer
     Allos Therapeutics

2.   Date of Purchase
     3/27/2000

3.   Number of Securities Purchased
     10,000

4.   Dollar Amount of Purchase
     $180,000

5.   Price Per Unit
     $18.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     SG Cowen

Other Members of the Underwriting Syndicate

     SG Cowen Securities Corporation
     Prudential Securities
     U.S. Bancorp Piper Jaffray Inc.
     Chase H&Q
     CIBC World Markets Inc.
     Deutsche Bank Securities Inc.
     J.P. Morgan Securities Inc.
     Morgan Stanley & Co. Incorporated
     Warburg Dillon Read LLC
     Chatsworth Securities, LLC
     Gerald Klauer Mattison & Co., LLC
     C.L. King & Associates, Inc.
     Legg Mason Wood Walker, Incorporated
     Parker/Hunter Incorporated
     Ragen Mackenzie Incorporated
     Tucker Anthony Incorporated






IVc.      Prudential Sector Funds, Inc. -
Prudential Health Sciences Fund

1.   Name of Issuer
     Maxim Pharmaceuticals

2.   Date of Purchase
     2/23/2000

3.   Number of Securities Purchased
     60,000

4.   Dollar Amount of Purchase
     $3,300,000

5.   Price Per Unit
     $55.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     J.P. Morgan & Co.

Other Members of the Underwriting Syndicate

     J.P. Morgan & Co.
     Prudential Securities
     Aragon Fondkommission AB
     AP Anlage & Privatbank AG


















IVd.      Prudential Sector Funds, Inc. -
Prudential Health Sciences Fund

1.   Name of Issuer
     Antigenics Inc.

2.   Date of Purchase
     2/3/2000

3.   Number of Securities Purchased
     5,000

4.   Dollar Amount of Purchase
     $90,000

5.   Price Per Unit
     $18.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     U.S. Bancorp Piper Jaffray

Other Members of the Underwriting Syndicate

     U.S. Bancorp Piper Jaffray
     FleetBoston Robertson Stephens Inc.
     Banc of America Securities LLC
     CIBC World Markets Corp.
     Chase Securities, Inc.
     Lehman Brothers Inc.
     Merrill Lynch, Pierce, Fenner & Smith
Incorporated
     Morgan Stanley & Co. Incorporated
     Prudential Securities
     Salomon Smith Barney Inc.
     SG Cowen Securities Corporation
     Nessuah Zannex Ltd.










IVe.      Prudential Sector Funds, Inc. -
Prudential Health Sciences Fund

1.   Name of Issuer
     Genentech, Inc.

2.   Date of Purchase
     3/23/2000

3.   Number of Securities Purchased
     8,900

4.   Dollar Amount of Purchase
     $1,450,700

5.   Price Per Unit
     $163.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     J.P. Morgan

Other Members of the Underwriting Syndicate























Va.  Prudential Sector Funds, Inc. - Prudential
Health Sciences Fund            (Q3)

1.   Name of Issuer
     Sonic Innovations.

2.   Date of Purchase
     5/1/2000

3.   Number of Securities Purchased
     100,000

4.   Dollar Amount of Purchase
     $1,400,000

5.   Price Per Unit
     $14.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     Goldman Sachs & Co.

Other Members of the Underwriting Syndicate

     Goldman, Sachs & Co.
     Deutsche Bank Securities Inc.
     U.S. Bancorp Piper Jaffray Inc.
     Advest, Inc.
     Robert W. Baird & Co.
     Chatsworth Securities LLC
     Dain Rauscher Incorporated
     First Security Van Kasper
     ING Barings LLC
     Edward D. Jones & Co., L.P.
     Prudential Securitied
     Raymond James & Associates, Inc.
     SG Cowen Securities Corporation









Vb.  Prudential Sector Funds, Inc. - Prudential
Health Sciences Fund            (Q3)

1.   Name of Issuer
     Praecis Pharmaceuticals Inc.

2.   Date of Purchase
     4/26/2000

3.   Number of Securities Purchased
     75,000

4.   Dollar Amount of Purchase
     $750,000

5.   Price Per Unit
     $10.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     Salomon Smith Barney

Other Members of the Underwriting Syndicate

     Salomon Smith Barney Inc.
     CIBC World Markets Corp.
     Credit Suisse First Boston Corporation
     ABN AMRO ncorporated
     Deutsche Bank Securities
     Prudential Securities
     U.S. Bancorp Piper Jaffray Inc.
     E*OFFERING
     Fahnestock & Co. Inc.
     Gerard Klauer Mattison & Co., LLC
     Leerink Swann & Company
     Legg Mason Wood Walker, Incorporated
     Needham & Company, Inc.
     Parker/Hunter Incorporated
     The Robinson-Humphrey Company, LLC
     Tucker Anthony Incorporated






VIa.      Prudential Sector Funds, Inc. -
Prudential Health Sciences Fund            (Q4)

1.   Name of Issuer
     Variagenics Inc.

2.   Date of Purchase
     7/21/2000

3.   Number of Securities Purchased
     100,000

4.   Dollar Amount of Purchase
     $1,400,000

5.   Price Per Unit
     $14.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     Credit Suisse First Boston

Other Members of the Underwriting Syndicate

     Credit Suisse First Boston Corporation
     Chase Securities Inc.
     SG Cowen Securities Corporation
     Donaldson, Lufkin & Jenrette Securities
     A.G. Edwards & Sons, Inc.
     E*OFFERING CORP.
     FleetBoston Robertson Stephens Inc.
     Gruntal & Co., LLC
     ING Barings LLC
     Invemed Associates LLC
     Leerink, Wwann, Garrity, Sollami, Yafe &
Wynn, Inc.
     Lehman Brothers Inc.
     Merrill Lynch
     Prudential Securities








VIb.      Prudential Sector Funds, Inc. -
Prudential Health Sciences Fund            (Q4)

1.   Name of Issuer
     Gemini Geonomics PLC Sponsored ADR

2.   Date of Purchase
     7/25/2000

3.   Number of Securities Purchased
     50,000

4.   Dollar Amount of Purchase
     $700,000

5.   Price Per Unit
     $14.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     SG Cowen

Other Members of the Underwriting Syndicate

     SG Cowen Securities
     Chase Securities Inc.
     CIBC World Markets Corp.
     Deutsche Bank Securities Inc.
     Donaldson, Lufkin & Jenrette Securities
     ING Barings LLC
     Invemed Associates LLC
     Lehman Brothers Inc.
     J.P. Morgan Securities Inc.
     Prudential Securities
     UBS Warburg LLC
     Davenport & Co. of Virginia, Inc.
     Dominick & Dominick LLC
     Gerard Klauer Mattison & Co., LLC
     C.L. King & Associates, Inc.
     Needham & Company, Inc.
     Pacific Growth Equities, Inc.
     Raymond James & Associates, Inc.
     Tucker Anthony Incorporated



VIc.      Prudential Sector Funds, Inc. -
Prudential Health Sciences Fund            (Q4)

1.   Name of Issuer
     Arena Pharmaceuticals

2.   Date of Purchase
     7/28/2000

3.   Number of Securities Purchased
     50,000

4.   Dollar Amount of Purchase
     $900,000

5.   Price Per Unit
     $18.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     ING Barings

Other Members of the Underwriting Syndicate

     ING Barings LLC
     Prudential Securities
     SG Cowen Securities Corporation
     Bear, Stearns & Co. Inc.
     Chase Securities Inc.
     CIBC World Markets Corp.
     Donaldson, Lufkin & Jenrette Securities
     Lehman Brothers Inc.
     Morgan Stanley & Co. Incorporated
     UBS Warburg LLC
     Chatsworth Securities LLC
     Davenport & Company LLC
     Dominick & Dominick LLC
     C.L. King & Associates, Inc.
     Tucker Anthony Cleary Gull







VId.      Prudential Sector Funds, Inc. -
Prudential Health Sciences Fund            (Q4)

1.   Name of Issuer
     Rosetta Inpharmatics

2.   Date of Purchase
     8/3/2000

3.   Number of Securities Purchased
     50,000

4.   Dollar Amount of Purchase
     $700,000

5.   Price Per Unit
     $14.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     Lehman Brothers

Other Members of the Underwriting Syndicate

     Lehman Brothers Inc.
     Lazard Freres & Co. LLC
     Prudential Securities
     Fidelity Capital Markets
     Chase Securities Inc.
     CIBC World Markets Corp.
     A.G. Edwards & Sons, Inc.
     FleetBoston Robertson Stephens Inc.
     William Blair & Company, LLC
     Gerard Klauer Mattison & Co.
     Gruntal & Co., LLC
     Oscar Gruss & Son, Incorporated
     Edward D. Hones & Co., L.P.
     Pennsylvania Merchant Group
     Raymond James & Associates, Inc.
     Ragen MacKenzie Incorporated
     Wm Smith Securities, Incorporated
     Wachovia Securities, Inc.




VIe.      Prudential Sector Funds, Inc. -
Prudential Health Sciences Fund            (Q4)

1.   Name of Issuer
     3-dimension Pharmaceuticals Inc.

2.   Date of Purchase
     8/3/2000

3.   Number of Securities Purchased
     35,000

4.   Dollar Amount of Purchase
     $525,000

5.   Price Per Unit
     $15.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     Bear, Stearns International Limited

Other Members of the Underwriting Syndicate

     Bear, Stearns & Co. Inc.
     Chase Securities Inc.
     U.S. Bancorp Piper Jaffray Inc.
     Deutsche Bank Securities Inc.
     Donaldson, Lufkin & Jenrette Securities
Corporation
     FleetBoston Robertson Stephens Inc.
     ING Barings LLC
     Lehman Brothers Inc.
     Prudential Securities
     SG Cowen Securities Corporation
     UBS Warburg LLC
     Adams, Harkness & Hill, Inc.
     Aegis Capital Corp.
     William Blair & Company, LLC
     Blaylock & Partners L.P.
     First Security Investments
     Gerard Klauer Mattison & Co., LLC
     Janney Montgomery Scott LLC
     Legg Mason Wood Walker, Incorporated
     Pacific Growth Equities, Inc.
     Scott & Stringfellow, Inc.
     Tucker Anthony Incorporated
VIf.      Prudential Sector Funds, Inc. -
Prudential Health Sciences Fund            (Q4)

1.   Name of Issuer
     Ista Pharmaceuticals, Inc.

2.   Date of Purchase
     8/22/2000

3.   Number of Securities Purchased
     40,000

4.   Dollar Amount of Purchase
     $420,000

5.   Price Per Unit
     $10.50

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
          CIBC World Markets

Other Members of the Underwriting Syndicate

     CIBC World Markets Corp.
     Prudential Securities
     Thomas Weisel Partners LLC
     Chase H&Q
     Deutsche Bank Securities Inc.
     ING Barings LLC
     SG Cowen Securities Corporation
     Adams, Harkness & Hill, Inc.
     Advest, Inc.
     McDonald Investments Inc.
     Raymond James & Associates, Inc.
     Tucker Anthony Incorporated
     C.E. Unterberg, Towbin









VIg.      Prudential Sector Funds, Inc. -
Prudential Health Sciences Fund            (Q4)

1.   Name of Issuer
     Wilson Greatbatch Technologies

2.   Date of Purchase
     9/29/2000

3.   Number of Securities Purchased
     14,000

4.   Dollar Amount of Purchase
     $224,000

5.   Price Per Unit
     $16.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
          Merrill Lynch

Other Members of the Underwriting Syndicate

     Donaldson, Lufkin & Jenrette Securities
Corporation
     Merrill Lynch
     Banc of America Securities LLC
     U.S. Bancorp Piper Jaffrey Inc.
     DLJdirect Inc.
     Bear, Stearns & Co. Inc.
     CIBC World Markets Corp.
     Chase Securities Inc.
     Credit Suisse First Boston Corporation
     Deutsche Bank Securities Inc.
     A.G. Edwards & Sons, Inc.
     First Union Securities, Inc.
     Goldman, Sachs & Co.
     HSBC Securities (USA) Inc.
     Morgan Stanley & Co.
     PaineWebber Incorporated
     Prudential Securities
     Salomon Smith Barney Inc.
     Thomas Weisel Partners LLC
     Robert W. Baird & Co.
     George K. baum & Company
     Burnham Securities
     Crowell, Weedon & Co.
     Fahnestock & Co. Inc.
     Gerard Klauer Mattison & Co., Inc.
     Gruntal & Co., LLC
     Janney Montgomery Scott LLC
     Johnston, Lemon & Co.
     C.L. King & Associates, Inc.
     Ladenburg Tgalmann & Co. Inc.
     McDonald Investments Inc.
     Needham & Company, Inc.
     Parker/Hunter Incorporated
     Pennsylvania Merchant Group
     Ragen MacKenzie Incorporated
     Raymond James & Associates, Inc.
     The Robinson-Humphrey Company, LLC
     Sanders Morris Harris
     Sands Brothers & Co., Ltd.
     Stephens Inc.
     Sutro & Co. Incorporated
     Tucker Anthony Incorporated
     C.E. Unterberg, Towbin
     Wachovia Securities
     The Williams Capital Group, L.P.






















VIIIa.    Prudential Sector Funds, Inc. -
Prudential Financial Services Fund

1.   Name of Issuer
     John Hancock

2.   Date of Purchase
     1/26/2000

3.   Number of Securities Purchased
     77,100

4.   Dollar Amount of Purchase
     $1,310,700

5.   Price Per Unit
     $17.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     Morgan Stanley/Fox-Pitt Kelton, Inc.

Other Members of the Underwriting Syndicate

     Morgan Stanley & Co. Incorporated
     Merrill Lynch, Pierce, Fenner & Smith
     Salomon Smith Barney, Inc.
     Credit Suissee First Boston Corporation
     Donaldson, Lufkin & Jenrette Securities
     Goldman, Sachs & Co.
     Fox-Pitt, Kelton Inc.
     ABN Amro Incorporated
     Chatsworth Securities LLC
     A.G. Edwards & Sons, Inc.
     First Union Securities, Inc.
     Janney Montgomery Scott LLC
     Lehman Brothers Inc.
     Melvin Securities, LLC
     J.P. Morgan Securities Inc.
     Nesbitt Burns Securities Inc.
     Paribas Corporation
     Prudential Securities Incorporated
     Pryor, Counts Capital Markets, LLC
     Ramirez & Co., Inc.
     Scotia Capital Markets (USA) Inc.
     Muriel Siebert & Co., Inc.
     Tucker Anthony Cleary Gull
     Utendahl Capital Partners, L.P.
     Wachovia Securities, Inc.
     Warburg Dillon Read LLC









































VIIIb.    Prudential Sector Funds, Inc. -
Prudential Financial Services Fund

1.   Name of Issuer
     Lending Tree

2.   Date of Purchase
     2/15/2000

3.   Number of Securities Purchased
     12,500

4.   Dollar Amount of Purchase
     $150,000

5.   Price Per Unit
     $12.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     Merrill Lynch

Other Members of the Underwriting Syndicate

     Merrill Lynch, Pierce, Fenner & Smith
Incorporated
     Lehman Brothers Inc.
     Prudential Securities Incorporated

     Credit Suisse First Boston Corporation
     First Union Securities, Inc.
     FleetBoston Robertson Stephens Inc.
     Legg Mason Wood Walker, Incorporated
     Wachovia Securities, Inc.

     Brean Murray & Co., Inc.
     Friedman, Billings, Ramsey & Co., Inc.
     Raymond James & Associates, Inc.
     Sutro & Co. Incorporated








IXa.      Prudential Sector Funds, Inc. -
Prudential Utility Fund    (Q3)

1.   Name of Issuer
     AT&T Wireless Group

2.   Date of Purchase
     4/26/2000

3.   Number of Securities Purchased
     625,800

4.   Dollar Amount of Purchase
     $18,461,100

5.   Price Per Unit
     $29.50

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
          Goldman Sachs

Other Members of the Underwriting Syndicate

     Goldman, Sachs & Co.
     Merrill Lynch
     Salomon Smith Barney Inc.
     Credit Suisse First Boston Corporation
     Lehman Brothers Inc.
     Morgan Stanley & Co.
     Banc of America Securities
     M.R. Beal & Company
     Bear, Stearns & Co. Inc.
     Chase Securities Inc.
     Deutsche Bank Securities
     Donaldson, Lufkin & Jenrette Securities
     J.P. Morgan Securities Inc.
     PaineWebber Incorporated
     Prudential Securities
     Sanford C. Bernstein & Co., Inc.
     Thomas Weisel Partners LLC



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